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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated March 13, 2000 included in Enron Corp.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this Registration Statement.



                                         ARTHUR ANDERSEN LLP



Houston, Texas
January 24, 2001